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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 5, 2006

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Oklahoma                    0-14384                73-1221379
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

         101 N Broadway, Oklahoma City, OK                        73102
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      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

BancFirst Completes the Sale of Century Life Assurance Company

         On December 5, 2006 BancFirst Corporation announced the completion of the sale of Century Life Assurance Company. A copy of this press release is being filed as Exhibit 99.1 to this form 8-K and its incorporated by reference herein.

Exhibit 99.1 Text of Press Release, dated December 5, 2006 issued by BancFirst Corporation titled "BancFirst Corporation Announces Completion of the sale of Century Life Assurance Company to American Underwriters Life Insurance Company".

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BANCFIRST CORPORATION
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                                                 (Registrant)


December 5, 2006
                                                 /s/ JOE T. SHOCKLEY, JR.
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                                                 Joe T. Shockley, Jr.
                                                 (Principal Financial Officer)